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                                                                   Exhibit 10.10

                            FOURTH AMENDMENT TO LEASE


      This Fourth Amendment to Lease made as of this 4 day of December, _________, by and between CambridgePark One Limited Partnership ("Landlord") and Gensym Corporation ("Tenant").

                                   WITNESSETH

      WHEREAS, Landlord and Tenant entered into a Lease dated January 1, 1995, as amended by a First Amendment to Lease dated December 2, 1996, a Second Amendment to Lease dated January 24, 1997 and a Third Amendment to Lease dated January 24, 1997 (as amended, the "Lease") for approximately 65,545 square feet of rentable floor area (the "Premises") in the building known as 125 CambridgePark Drive, Cambridge, Massachusetts (the "Building");

      WHEREAS, Landlord and Tenant wish to amend the Lease to provide for the removal from the Premises of approximately 18,523 square feet of rentable floor area located on the third (3rd) floor of the Building (the "Deleted Premises") in accordance with the provisions hereof and to otherwise amend the Lease as provided herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree to amend the Lease as follows:

      1. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Lease.

      2. Effective on November 30, 1998, the portion of the Deleted Premises shown as the "First Deleted Space" on Exhibit A-1 consisting of approximately 13,923 square feet of rentable floor area shall no longer constitute a part of the Premises and Tenant shall be relieved of all obligations thereafter owing with respect to the First Deleted Space, including, without limitation, the obligation to pay Annual Base Rent, Operating Costs and Electrical Costs. In connection therewith, Landlord paid the amount of $65,000 to Tenant as a termination fee, the receipt of which is hereby acknowledged by Tenant.

      3. Effective on December 1, 1998, the portion of the Deleted Premises shown as the "Second Deleted Space" on Exhibit A-1 consisting of approximately 4,600 square feet of rentable floor area shall no longer constitute a part of the Premises and Tenant shall be relieved of all obligations thereafter owing with respect to the Second Deleted Space, including, without limitation, the obligation to pay Annual Base Rent, Operating Costs and Electrical Costs. In connection therewith, Landlord and Tenant shall share equally all rents received by Landlord with respect to the Second Deleted Space, if any, with respect to the period from December 1, 1998 through December 31, 2000, after deducting all costs incurred by Landlord in connection therewith, including, without limitation, brokerage fees, legal costs, Tenant fit-up expenses, costs of enforcing leasehold obligations relating thereto, and operating costs and real estate taxes allocable to the Second Deleted Space. To the extent that the Second Deleted Space is part of
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premises consisting of area in excess of the Second Deleted Space is part of premises consisting of area in excess of the Second Deleted Space, the portion of rents and costs allocated to the Second Deleted Space shall be determined by multiplying such rents and costs by a fraction, the numerator of which is the rentable floor area of the Second Deleted Space (i.e., 4,600 square feet) and the denominator of which is the total rentable floor area of such premises.

      4. Except as amended hereby, the Lease shall remain unmodified and in full force and effect and is hereby ratified and confirmed.

      EXECUTED as a sealed instrument on the date and year first written above.


                                          CAMBRIDGEPARK ONE LIMITED
                                          PARTNERSHIP

                                          By:   Its Agent: Spaulding and Slye
                                                Services Limited Partnership

                                                By: /s/ Peter A. Bailey
                                                   -----------------------------
                                                       Name: Peter A. Bailey
                                                       Title: Vice President


                                          GENSYM CORPORATION

                                          By:    /s/ Kevin Fleming
                                                --------------------------------
                                                Name: Kevin Fleming
                                                Title: Director of Contracts
                                                Hereunto duly authorized


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